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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 August 27, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
          Delaware                           0-21969                  23-2725311
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(State or other jurisdiction               (Commission              (IRS Employer
     of incorporation)                       File No.)           Identification No.)
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                 1201 Winterson Road, Linthicum, Maryland 21090
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500
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                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Exhibit Index on Page  4
                                                 ---


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ITEM 5.    OTHER EVENTS.

           On August 28, 1998, CIENA Corporation ("CIENA") and Tellabs, Inc. ("Tellabs") announced that they had entered into a First Amendment to their Merger Agreement dated June 2, 1998 (the "Merger Agreement") under which CIENA will become a wholly-owned subsidiary of Tellabs, Inc. The First Amendment amends the Merger Agreement to provide that, among other things, each outstanding share of CIENA common stock will be converted into the right to receive .8 shares of Tellabs common stock.

           Consummation of the Merger on the amended terms is subject to certain conditions including approval by the stockholders of CIENA and Tellabs. The stockholder meetings originally scheduled to occur on August 21, 1998 to consider the Merger have been adjourned to September 9, 1998. CIENA and Tellabs expect to prepare and mail to their respective stockholders shortly additional material relating to the proposed merger, and expect to reschedule the adjourned meeting dates to permit stockholders additional time to review the material.

           In connection with the First Amendment to the Merger Agreement, CIENA and Tellabs entered into an Amendment to the Stock Option Agreement dated as of June 2, 1998 pursuant to which CIENA granted Tellabs an option to purchase up to 19.9% of CIENA's common stock upon the occurrence of certain events, including the acquisition of 20% or more of CIENA's stock by any other party. The Amendment changes the exercise price of the Option to $46.25 per share.

           The press release issued by CIENA and Tellabs with respect to the announcement of the First Amendment is included as Exhibit 99.1 hereto.

           The foregoing description of and reference to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents, which are filed as exhibits to this Current Report on Form 8-K.

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           2.1.     First Amendment to Agreement and Plan of Merger, dated as of August 27, 1998, among
                    CIENA, Tellabs and White Oak Merger Corp. ("White Oak").

           2.2.     First Amendment to Stock Option Agreement, dated as of August 27, 1998, between CIENA and Tellabs.

           99.1     Press Release, dated August 28, 1998.

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CIENA Corporation




Date:  August 28, 1998                       By: /s/ G. ERIC GEORGATOS
                                                 -------------------------------
                                                 G. Eric Georgatos
                                                 Vice-President, General Counsel
                                                 and Secretary






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                                  EXHIBIT INDEX


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Exhibit No.                Description

2.1.                       First Amendment to Agreement and Plan of Merger, dated as of
                           August 27, 1998, among CIENA, Tellabs and White Oak.

2.2.                       First Amendment to Stock Option Agreement, dated as of August 27,
                           1998, between CIENA and Tellabs.

99.1                       Press Release, dated August 28, 1998.


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